SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 27, 2012

Date of Report (Date of Earliest Event Reported)

HARRIS INTERACTIVE INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538027
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

161 Sixth Avenue, New York, New York		10013
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number Including Area Code: (212) 539-9600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 270.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 27, 2012, Harris Interactive Inc. (the “Company”) announced the following appointments:

•

The Company appointed Eric W. Narowski as Chief Financial Officer of the Company, removing the term “Interim” from his title. Mr. Narowski also will continue to serve as Principal Accounting Officer and Global Controller of the Company.

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The Company appointed Marc H. Levin as Chief Operating Officer of the Company. Mr. Levin also will continue to serve as Chief Administrative Officer, General Counsel and Corporate Secretary of the Company.

•	The Company appointed Michael de Vere as Chief Executive Officer, U.S. Business Groups of the Company. Mr. de Vere also will continue to serve as President, U.S. Business Groups of the Company.

•

The Company appointed Todd Myers as Chief Operating Officer, U.S. Business Groups of the Company, having previously served as Interim Head of Technology, Operations and Panel, and Senior Vice President of the Company.

A copy of the press release announcing the aforementioned appointments is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Information concerning Messrs. Narowski’s, Levin’s, de Vere’s and Myers’ age and business experience is set forth in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on September 28, 2011, and is incorporated by reference herein. A brief description of the material terms of Messrs. Narowski’s, Levin’s, de Vere’s and Myers’ employment with the Company is set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on September 30, 2011, and is incorporated by reference herein.

Eric W. Narowski

The Company entered into an Employment Agreement (the “Narowski Employment Agreement”) with Mr. Narowski on March 27, 2012. Pursuant to the terms of the Narowski Employment Agreement, Mr. Narowski will serve as Chief Financial Officer, Principal Accounting Officer and Global Controller of the Company, commencing on March 27, 2012 through and including the earlier of his death or the date either he or the Company terminates his employment for any reason. The material terms of the Narowski Employment Agreement include:

•	Base salary of $250,000 per year, subject to increase as determined by the Compensation Committee of the Board of Directors (the “Board”) from time to time.

•

An annual performance bonus set by the Compensation Committee of the Board, based upon performance standards established relating to financial targets and achievement of individual performance objectives, with a target bonus of 40% of base salary in fiscal 2012 and a target bonus of 50% of base salary in subsequent fiscal years.

•	A retention bonus of $60,000 for each of fiscal 2013 and 2014.

•

Acceleration of vesting under the stock option agreements previously entered into between Mr. Narowski and the Company on the date of a change in control, under the condition that he is employed by the Company on such date.

•

The Company’s recovery of certain performance bonus payments and certain proceeds from the sale of performance-based equity incentive awards received by Mr. Narowski in the event of certain accounting restatements due to material non-compliance of the Company with financial reporting requirements.

•

Either the Company or Mr. Narowski may terminate Mr. Narowski’s employment at any time. In the event the Company terminates Mr. Narowski’s employment without “cause” or if Mr. Narowski terminates his employment for “good reason”, he will be entitled to severance equal to twelve months of his base salary and the equivalent of twelve months of the Company’s share of his health and medical premiums (which will be increased to eighteen months if such termination occurs in contemplation of a change in control or during the twelve month period following a change of control), as consideration for his compliance with certain non-competition, non-solicitation and confidentiality provisions.

The foregoing summary of the Narowski Employment Agreement is qualified in its entirety by reference to the full text of the Narowski Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company entered into a Non-Qualified Stock Option Agreement Amendment No. 1 (the “Narowski NQSO Amendment”) with Mr. Narowski on March 27, 2012. The Narowski NQSO Amendment amends the Non-Qualified Stock Option Agreement, dated June 7, 2011, by and between the Company and Mr. Narowski, a form of which was filed as Exhibit 10.1.17 to the Company’s Annual Report on Form 10-K filed with the SEC on September 28, 2011, and is incorporated herein by reference. The material terms of the Narowski NQSO Amendment include:

•

The options vest in ten equal tranches upon the achievement of revised performance targets specified in the Narowski NQSO Amendment, under the condition that Mr. Narowski is employed by the Company at the time of achievement; provided, however, all unvested options will immediately vest upon the occurrence of a change in control.

•

Mr. Narowski may not, directly or indirectly, pledge, hypothecate, sell, contract to sell, or otherwise transfer or dispose of any of the options or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the options until the earlier of (a) June 30, 2014 or (b) the date of a change in control.

The foregoing summary of the Narowski NQSO Amendment is qualified in its entirety by reference to the full text of the form of the Non-Qualified Stock Option Agreement Amendment No. 1, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Mr. Narowski was granted 125,000 shares of restricted stock, pursuant to a Restricted Stock Agreement (the “Narowski Restricted Stock Agreement”), dated March 27, 2012. The material terms of the Narowski Restricted Stock Agreement include:

•	The shares of restricted stock will vest on June 30, 2014, under the condition that Mr. Narowski is employed by the Company on such date; provided, however:

o	If Mr. Narowski’s employment terminates for any reason on or after June 30, 2013 but prior to June 30, 2014, then one-half of the shares of restricted stock will vest on his date of termination; provided, further, if the Company terminates Mr. Narowski’s employment without “cause” or Mr. Narowski terminates his employment for “good reason” on or after June 30, 2013 but prior to June 30, 2014, then all of the shares of restricted stock will vest on his date of termination.

o	All of the shares of restricted stock will vest on the date of a change in control if Mr. Narowski is employed by the Company on such date.

•

Mr. Narowski may not, directly or indirectly, pledge, hypothecate, sell, contract to sell, or otherwise transfer or dispose of any of the shares of restricted stock or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the shares of restricted stock until the earlier of (a) June 30, 2014 or (b) the date of a change in control.

The foregoing summary of the Narowski Restricted Stock Agreement is qualified in its entirety by reference to the full text of the form of the Restricted Stock Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Marc H. Levin

The Company entered into an Employment Agreement (the “Levin Employment Agreement”) with Mr. Levin on March 27, 2012. Pursuant to the terms of the Levin Employment Agreement, Mr. Levin will serve as Chief Operating Officer, Chief Administrative Officer, General Counsel and Corporate Secretary of the Company, commencing on March 27, 2012 through and including the earlier of his death or the date either he or the Company terminates his employment for any reason. The material terms of the Levin Employment Agreement include:

•	Base salary of $325,000 per year, subject to increase as determined by the Compensation Committee of the Board.

•

An annual performance bonus set by the Compensation Committee of the Board, based upon performance standards established relating to financial targets and achievement of individual performance objectives, with a target bonus of 40% of base salary in fiscal 2012 and a target bonus of 60% of base salary in subsequent fiscal years.

•	Retention bonuses of $75,000 and $100,000 for fiscal 2013 and 2014, respectively.

•

Acceleration of vesting under the stock option agreements previously entered into between Mr. Levin and the Company on the date of a change in control, under the condition that he is employed by the Company on such date.

•

The Company’s recovery of certain performance bonus payments and certain proceeds from the sale of performance-based equity incentive awards received by Mr. Levin in the event of certain accounting restatements due to material non-compliance of the Company with financial reporting requirements.

•

Either the Company or Mr. Levin may terminate Mr. Levin’s employment at any time. In the event the Company terminates Mr. Levin’s employment without “cause” or if Mr. Levin terminates his employment for “good reason”, he will be entitled to severance equal to twelve months of his base salary and the equivalent of twelve months of the Company’s share of his health and medical premiums (which will be increased to eighteen months if such termination occurs in contemplation of a change in control or during the twelve month period following a change of control), as consideration for his compliance with certain non-competition, non-solicitation and confidentiality provisions.

The foregoing summary of the Levin Employment Agreement is qualified in its entirety by reference to the full text of the Levin Employment Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company entered into a Non-Qualified Stock Option Agreement Amendment No. 1 (the “Levin NQSO Amendment”) with Mr. Levin on March 27, 2012. The Levin NQSO Amendment amends the Non-Qualified Stock Option Agreement, dated June 7, 2011, by and between the Company and Mr. Levin, a form of which was filed as Exhibit 10.1.17 to the Company’s Annual Report on Form 10-K filed with the SEC on September 28, 2011, and is incorporated herein by reference. The material terms of the Levin NQSO Amendment include:

•

The options vest in ten equal tranches upon the achievement of revised performance targets specified in the Levin NQSO Amendment, under the condition that Mr. Levin is employed by the Company at the time of achievement; provided, however, all unvested options will immediately vest upon the occurrence of a change in control.

•

Mr. Levin may not, directly or indirectly, pledge, hypothecate, sell, contract to sell, or otherwise transfer or dispose of any of the options or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the options until the earlier of (a) June 30, 2014 or (b) the date of a change in control.

The foregoing summary of the Levin NQSO Amendment is qualified in its entirety by reference to the full text of the form of the Non-Qualified Stock Option Agreement Amendment No. 1, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Mr. Levin was granted 150,000 shares of restricted stock, pursuant to a Restricted Stock Agreement (the “Levin Restricted Stock Agreement”), dated March 27, 2012. The material terms of the Levin Restricted Stock Agreement include:

•	The shares of restricted stock will vest on June 30, 2014, under the condition that Mr. Levin is employed by the Company on such date; provided, however:

o	If Mr. Levin’s employment terminates for any reason on or after June 30, 2013 but prior to June 30, 2014, then one-half of the shares of restricted stock will vest on his date of termination; provided, further, if the Company terminates Mr. Levin’s employment without “cause”, or Mr. Levin terminates his employment for “good reason”, on or after June 30, 2013 but prior to June 30, 2014, then all of the shares of restricted stock will vest on his date of termination.

o	All of the shares of restricted stock will vest on the date of a change in control if Mr. Levin is employed by the Company on such date.

•

Mr. Levin may not, directly or indirectly, pledge, hypothecate, sell, contract to sell, or otherwise transfer or dispose of any of the shares of restricted stock or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the shares of restricted stock until the earlier of (a) June 30, 2014 or (b) the date of a change in control.

The foregoing summary of the Levin Restricted Stock Agreement is qualified in its entirety by reference to the full text of the form of the Restricted Stock Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Michael de Vere

The Company entered into an Employment Agreement (the “de Vere Employment Agreement”) with Mr. de Vere on March 27, 2012. Pursuant to the terms of the de Vere Employment Agreement, Mr. de Vere will serve as President and Chief Executive Officer, U.S. Business Groups of the Company, commencing on March 27, 2012 through and including the earlier of his death or the date either he or the Company terminates his employment for any reason. The material terms of the de Vere Employment Agreement include:

•	Base salary of $325,000 per year, subject to increase as determined by the Compensation Committee of the Board from time to time.

•

An annual performance bonus set by the Compensation Committee of the Board, based upon performance standards established relating to financial targets and achievement of individual performance objectives, with a target bonus of 40% of base salary in fiscal 2012 and a target bonus of 60% of base salary in subsequent fiscal years.

•	Retention bonuses of $75,000 and $100,000 for fiscal 2013 and 2014, respectively.

•

Acceleration of vesting under the stock option agreements previously entered into between Mr. de Vere and the Company on the date of a change in control, under the condition that he is employed by the Company on such date.

•

The Company’s recovery of certain performance bonus payments and certain proceeds from the sale of performance-based equity incentive awards received by Mr. de Vere in the event of certain accounting restatements due to material non-compliance of the Company with financial reporting requirements.

•

Either the Company or Mr. de Vere may terminate Mr. de Vere’s employment at any time. In the event the Company terminates Mr. de Vere’s employment without “cause” or if Mr. de Vere terminates his employment for “good reason”, he will be entitled to severance equal to twelve months of his base salary and the equivalent of twelve months of the Company’s share of his health and medical premiums (which will be increased to eighteen months if such termination occurs in contemplation of a change in control or during the twelve month period following a change of control), as consideration for his compliance with certain non-competition, non-solicitation and confidentiality provisions.

The foregoing summary of the de Vere Employment Agreement is qualified in its entirety by reference to the full text of the de Vere Employment Agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company entered into a Non-Qualified Stock Option Agreement Amendment No. 1 (the “de Vere NQSO Amendment”) with Mr. de Vere on March 27, 2012. The de Vere NQSO Amendment amends the Non-Qualified Stock Option Agreement, dated June 7, 2011, by and between the Company and Mr. de Vere, a form which was filed as Exhibit 10.1.17 to the Company’s Annual Report on Form 10-K filed with the SEC on September 28, 2011, and is incorporated herein by reference. The material terms of the de Vere NQSO Amendment include:

•

The options vest in ten equal tranches upon the achievement of revised performance targets specified in the de Vere NQSO Amendment, under the condition that Mr. de Vere is employed by the Company at the time of achievement; provided, however, all unvested options will immediately vest upon the occurrence of a change in control.

•

Mr. de Vere may not, directly or indirectly, pledge, hypothecate, sell, contract to sell, or otherwise transfer or dispose of any of the options or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the options until the earlier of (a) June 30, 2014 or (b) the date of a change in control.

The foregoing summary of the de Vere NQSO Amendment is qualified in its entirety by reference to the full text of the form of the Non-Qualified Stock Option Agreement Amendment No. 1, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Mr. de Vere was granted 150,000 shares of restricted stock, pursuant to a Restricted Stock Agreement (the “de Vere Restricted Stock Agreement”), dated March 27, 2012. The material terms of the de Vere Restricted Stock Agreement include:

•	The shares of restricted stock will vest on June 30, 2014, under the condition that Mr. de Vere is employed by the Company on such date; provided, however:

o	If Mr. de Vere’s employment terminates for any reason on or after June 30, 2013 but prior to June 30, 2014, then one-half of the shares of restricted stock will vest on his date of termination; provided, further, if the Company terminates Mr. de Vere’s employment without “cause” or Mr. de Vere terminates his employment for “good reason” on or after June 30, 2013 but prior to June 30, 2014, then all of the shares of restricted stock will vest on his date of termination.

o	All of the shares of restricted stock will vest on the date of a change in control if Mr. de Vere is employed by the Company on such date.

•

Mr. de Vere may not, directly or indirectly, pledge, hypothecate, sell, contract to sell, or otherwise transfer or dispose of any of the shares of restricted stock or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the shares of restricted stock until the earlier of (a) June 30, 2014 or (b) the date of a change in control.

The foregoing summary of the de Vere Restricted Stock Agreement is qualified in its entirety by reference to the full text of the form of the Restricted Stock Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Todd Myers

The Company entered into an Employment Agreement (the “Myers Employment Agreement”) with Mr. Myers on March 27, 2012. Pursuant to the terms of the Myers Employment Agreement, Mr. Myers will serve as Chief Operating Officer, U.S. Business Groups of the Company, commencing on March 27, 2012 through and including the earlier of his death or the date either he or the Company terminates his employment for any reason. The material terms of the Myers Employment Agreement include:

•	Base salary of $250,000 per year, subject to increase as determined by the Compensation Committee of the Board.

•

An annual performance bonus set by the Compensation Committee of the Board, based upon performance standards established relating to financial targets and achievement of individual performance objectives, with a target bonus of 40% of base salary in fiscal 2012 and a target bonus of 50% of base salary in subsequent fiscal years.

•	A retention bonus of $50,000 for each of fiscal 2013 and 2014.

•

Acceleration of vesting under the stock option agreements previously entered into between Mr. Myers and the Company on the date of a change in control, under the condition that he is employed by the Company on such date.

•

The Company’s recovery of certain performance bonus payments and certain proceeds from the sale of performance-based equity incentive awards received by Mr. Myers in the event of certain accounting restatements due to material non-compliance of the Company with financial reporting requirements.

•

Either the Company or Mr. Myers may terminate Mr. Myers’s employment at any time. In the event the Company terminates Mr. Myers’s employment without “cause” or if Mr. Myers terminates his employment for “good reason”, he will be entitled to severance equal to twelve months of his base salary and the equivalent of twelve months of the Company’s share of his health and medical premiums (which will be increased to eighteen months if such termination occurs in contemplation of a change in control or during the twelve month period following a change of control), as consideration for his compliance with certain non-competition, non-solicitation and confidentiality provisions.

The foregoing summary of the Myers Employment Agreement is qualified in its entirety by reference to the full text of the Myers Employment Agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company entered into a Non-Qualified Stock Option Agreement Amendment No. 1 (the “Myers NQSO Amendment”) with Mr. Myers on March 27, 2012. The Myers NQSO Amendment amends the Non-Qualified Stock Option Agreement, dated June 29, 2011, by and between the Company and Mr. Myers, a form of which was filed as Exhibit 10.1.17 to the Company’s Annual Report on Form 10-K filed with the SEC on September 28, 2011, and is incorporated herein by reference. The material terms of the Myers NQSO Amendment include:

•

The options vest in ten equal tranches upon the achievement of revised performance targets specified in the Myers NQSO Amendment, under the condition that Mr. Myers is employed by the Company at the time of achievement; provided, however, all unvested options will immediately vest upon the occurrence of a change in control.

•

Mr. Myers may not, directly or indirectly, pledge, hypothecate, sell, contract to sell, or otherwise transfer or dispose of any of the options or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the options until the earlier of (a) June 30, 2014 or (b) the date of a change in control.

The foregoing summary of the Myers NQSO Amendment is qualified in its entirety by reference to the full text of the form of the Non-Qualified Stock Option Agreement Amendment No. 1, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference

Mr. Myers was granted 125,000 shares of restricted stock, pursuant to a Restricted Stock Agreement (the “Myers Restricted Stock Agreement”), dated March 27, 2012. The material terms of the Myers Restricted Stock Agreement include:

•	The shares of restricted stock will vest on June 30, 2014, under the condition that Mr. Myers is employed by the Company on such date; provided, however:

¡

If Mr. Myers’ employment terminates for any reason on or after June 30, 2013 but prior to June 30, 2014, then one-half of the shares of restricted stock will vest on his date of termination; provided, further, if the Company terminates Mr. Myers’ employment without “cause” or Mr. Myers terminates his employment for “good reason” on or after June 30, 2013 but prior to June 30, 2014, then all of the shares of restricted stock will vest on his date of termination.

¡	All of the shares of restricted stock will vest on the date of a change in control if Mr. Myers is employed by the Company on such date.

•

Mr. Myers may not, directly or indirectly, pledge, hypothecate, sell, contract to sell, or otherwise transfer or dispose of any of the shares of restricted stock or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the shares of restricted stock until the earlier of (a) June 30, 2014 or (b) the date of a change in control.

The foregoing summary of the Myers Restricted Stock Agreement is qualified in its entirety by reference to the full text of the form of the Restricted Stock Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 7 — Regulation FD

Item 7.01. Regulation FD Disclosure.

On March 27, 2012, the Company issued a press release announcing the management appointments described above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.1	Employment Agreement, dated March 27, 2012, by and between Harris Interactive Inc. and Eric W. Narowski

Exhibit 10.2	Form of Non-Qualified Stock Option Agreement Amendment No. 1 between Harris Interactive Inc. and certain employees

Exhibit 10.3	Form of Restricted Stock Agreement between Harris Interactive Inc. and certain employees

Exhibit 10.4	Employment Agreement, dated March 27, 2012, by and between Harris Interactive Inc. and Marc H. Levin

Exhibit 10.5	Employment Agreement, dated March 27, 2012, by and between Harris Interactive Inc. and Michael de Vere

Exhibit 10.6	Employment Agreement, dated March 27, 2012, by and between Harris Interactive Inc. and Todd Myers

Exhibit 99.1	Press release issued by Harris Interactive Inc. on March 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC.

(Registrant)

By:	/s/ Marc H. Levin
Name:	Marc H. Levin
Title:	Chief Operating Officer, Chief Administrative Officer, General Counsel and Corporate Secretary

Dated: March 27, 2012

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

Exhibit 10.1	Employment Agreement, dated March 27, 2012, by and between Harris Interactive Inc. and Eric W. Narowski

Exhibit 10.2	Form of Non-Qualified Stock Option Agreement Amendment No. 1 between Harris Interactive Inc. and certain employees

Exhibit 10.3	Form of Restricted Stock Agreement between Harris Interactive Inc. and certain employees

Exhibit 10.4	Employment Agreement, dated March 27, 2012, by and between Harris Interactive Inc. and Marc H. Levin

Exhibit 10.5	Employment Agreement, dated March 27, 2012, by and between Harris Interactive Inc. and Michael de Vere

Exhibit 10.6	Employment Agreement, dated March 27, 2012, by and between Harris Interactive Inc. and Todd Myers

Exhibit 99.1	Press release issued by Harris Interactive Inc. on March 27, 2012